NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Tri-Valley Corporation

5555 Business Park South, Suite 200
Bakersfield, California 93309

Meeting to be Held:

DATE: Monday, October 10, 2005
TIME: 10:00 A.M. (P.D.T.)
PLACE: The Four Seasons Biltmore
1260 Channel Drive
Santa Barbara, California 93108

Matters to be Voted on:

1.	Electing seven directors to serve for the ensuing year;

2.	Approving the new Tri-Valley 2005 Incentive Stock Option Plan; and

3.	Transacting such other business as may properly come before the meeting and any adjournment thereof.

Who May Attend and Vote at the Meeting:

Shareholders of record at the close of business on August 12, 2005, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

This meeting notice and proxy statement was first sent to shareholders of Tri-Valley Corporation on or about August 22, 2005.

By Order of the Board of Directors,

___________________________
F. Lynn Blystone
President and Chief Executive Officer

August 22, 2005

Dear Shareholder:

Enclosed is our Proxy Statement for the 2005 shareholder meeting to be held Monday, October 10 at 10 AM in the Loggia Ballroom of the Four Seasons Biltmore Hotel in Santa Barbara.

Please indicate your desires on the enclosed ballot and return it at your earliest convenience.

Remember, please vote only For or Against on matters. Why? Because the abstain column must be counted as an Against vote. Even though we are required to have an abstain column, it doesn’t work that way, so please make a choice For or Against!

At the meeting, we will update you on the many projects we have underway to enhance shareholder value. So far, the market has supported our stock better than the Dow, NASDAQ, Russell 2000 and S&P 500. In fact, over the last nine years, which includes the toughest times of the petroleum industry and the stock market, we have increased our market capitalization over 600 times. More importantly, we believe our TVOG Opus I Drilling Program LP could continue that growth for the Company over the next couple of years with discovery success and development of our proven producing properties. Add to that our growing precious metal and industrial minerals business and we believe we are assembling exceptional growth and value for Tri-Valley shareholders.

We welcome Dr. Henry Lowenstein, Ph.D. and Dean of the School of Business and Public Administration at California State University, Bakersfield, as another outside director to the Tri-Valley Board team. As we grow, he can assist representing the shareholders in strengthening Tri-Valley’s internal operating systems to faithfully comply with increased Securities and Exchange Commission regulations and shareholder expectations in corporate governance. We ask your support for Dean Lowenstein as well as the rest of the slate of director candidates who have served so well over the years. Please vote YES on the slate.

All of our projects are related to the rate of capital formation we can generate. We believe we have assembled an extraordinary array of opportunities and staff that will provide exceptional rewards to our shareholders and drilling partners to attract project capital and reward investors.

In that regard, we are able to compete for well qualified personnel by awarding stock options. We frankly tell qualified candidates that we want them to become millionaires from options on stock they help increase in value. Obviously, this helps ALL shareholders when we make these awards judiciously. Also, from time to time, we can secure services more beneficially by compensating with stock. We’re asking you to support setting aside about 5% of the present outstanding for management to use on your behalf. We are not asking for more options for existing management. Please vote YES on this matter.

I can think of no finer component of an investment portfolio than ownership of new, flush production reserves in California, the world’s fifth largest economy, which presently imports nearly 60% of its oil and nearly 90% of its natural gas needs. Finding those new reserves is the basis of our exploration program and discoveries can add enormous value to your shares.

Tri-Valley is in the right place at the right time with the right commodity, and the right program for investors to access the emerging exploration opportunity.

We look forward to personally meeting as many shareholders as possible and if you need help with arrangements or have other questions, please call us at toll-free 1-800-579-9314.

Very truly yours,

F. Lynn Blystone
President & CEO

This notice contains forward-looking statements that involve risks and uncertainties. Actual results, events and performance could vary materially from those contemplated by these forward-looking statements which include such words and phrases as exploratory, wildcat, prospect, speculates, unproved, prospective, very large, expect, potential, etc. Among the factors that could cause actual results, events and performance to differ materially are risks and uncertainties discussed in the company’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, and the annual report on Form 10-K for the year ended December 31, 2004.

PROXY STATEMENT

To the Shareholders of Tri-Valley Corporation:

GENERAL INFORMATION ABOUT THE SHAREHOLDERS’ MEETING

The only items of business which management intends to present at the meeting are listed in the Notice of Annual Meeting of Shareholders. This proxy statement provides details about the meeting.

The enclosed proxy material relating to Tri-Valley Corporation from our board of directors is sent to you as the direct or beneficial owner of our common stock, with our sincere request that you give those materials your prompt and thorough consideration. Your vote at the annual meeting is important to Tri-Valley.

The board of directors of Tri-Valley Corporation hereby solicits your proxy (on the enclosed proxy form) for use at our Annual Meeting of Shareholders to be held October 10, 2005, at 10:00 A.M. (local time) in the Loggia Ballroom of the Four Seasons Biltmore Hotel, 1260 Channel Drive, Santa Barbara, California 93108.

By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business and to vote your shares in accordance with management's best judgment in response to proposals initiated by others at the meeting.

Our administrative office is located at 5555 Business Park South, Bakersfield, California 93309. The approximate date on which this proxy statement and proxy will first be sent to the shareholders is August 22, 2005. The costs of this proxy notification will be paid by the company and are estimated to be approximately $7,000. A professional proxy solicitor has not been engaged.

If you are unable to attend this meeting, we request that you return the enclosed proxy form, properly executed, in order that your shares will be represented and voted at the meeting.

Changing or Revoking Your Proxy Vote

You may revoke your signed proxy at any time before it is exercised at the annual meeting. You may do this by advising our secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.

Who May Vote

As of August 3, 2005, 22,553,969 shares of our common stock were outstanding. Each share is entitled to one vote per director in the election of directors and one vote in all other matters to be voted upon at the meeting. Shareholders of record as of the close of business at 5:00 P.M. on Friday, August 12, 2005, are the only persons entitled to vote at this meeting.

Voting in Person

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

How Your Votes Are Counted

We will hold the annual meeting if holders of not less than one-half the outstanding shares are present either in person or by proxy. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors.

ABSTAINING IS THE SAME AS VOTING “NO”

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast. However, a vote to “Abstain” has the same effect as voting no. Management requests that you vote either “For” or “Against” on each proposal to come before the meeting. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

A ''broker non-vote'' occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. ''Broker non-votes'' are not counted as votes against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal.

ITEMS OF BUSINESS

Proposal 1: ELECTION OF DIRECTO

The board of directors consists of seven (7) members, having been expanded from six to seven by resolution of the board in August 2005. Each director serves for a term of one (1) year. All seven (7) director positions are up for election at the meeting. All seven of the currently serving directors have been nominated for election. Six of the directors were elected by the shareholders at the 2004 annual meeting. The seventh director, Dr. Henry Lowenstein, was appointed to the board by the remaining directors in August 2005 to fill a newly created seat on our board.

Voting

The seven nominees receiving the highest number of votes will be elected. Proxies solicited by the board of directors will be voted in favor of each nominee unless shareholders specify otherwise in their proxies. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxy holders named in the enclosed proxy will vote for substitute nominees at their discretion. Votes withheld for a nominee will not be counted. Our articles of incorporation do not provide for cumulative voting in elections for director, and cumulative voting for directors will not be permitted at the annual meeting.

Nominees for the Board of Directors

The board of directors recommends a vote FOR the election of each of the following seven nominees for director.

Each director must be elected by a majority vote of the shares represented at the meeting.

Each nominee for director was unanimously nominated by the board of directors, including all of the independent directors.

The following pages describe the nominees for director, including their principal occupations for the past five years, certain other directorships, age, length of service as a Tri-Valley director, membership on the audit committee, attendance at board and committee meetings, and ownership of our stock. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed are as of August 3, 2005.

Name and Position with Company	Age	Director Since	Common Stock Beneficially Owned(1)	Percent of Class (2)
F. Lynn Blystone, President, CEO and Director	69	1974	1,286,253	5.5%
Dennis Lockhart, Director	58	1982	345,191	1.5%
Milton Carlson, Director	75	1985	339,000	1.5%
Loren Miller, Director	60	1992	311,800	1.4%
C. Chase Hoffman, Director	82	2000	304,300	1.3%
Harold J. Noyes, Director	57	2002	114,000	0.5%
Henry Lowenstein, Director	51	2005	200	0.0%
All Directors as a Group			2,700,744	11.7%

(1) Includes shares which the listed shareholder has the right to acquire, from options, within 60 days after December 31, 2004 as follows: F. Lynn Blystone 851,350; Dennis P. Lockhart 270,000; Milton J. Carlson 263,000; and Harold J. Noyes 100,000.

Under SEC rules, we calculate the percentage ownership of each person who owns exercisable options by adding (1) the number of exercisable options for that person to (2) the number of total shares outstanding, and dividing that result into (3) the total number of shares and exercisable options owned by that person.

(2) Based on total outstanding shares of 22,553,969 as of August 3, 2005. The persons named herein have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

Nominee Profiles

F. Lynn Blystone
President and Chief Executive Officer of Tri-Valley Corporation and Tri-Valley Power Corporation, CEO of Tri-Valley Oil & Gas Company and Select Resources Corporation, which are three wholly owned subsidiaries of Tri-Valley Corporation, Bakersfield, California, Chairman of Tri-Western Resources. LLC

Mr. Blystone became president and chief executive officer of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans-Alaska Pipeline Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Orange County, California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.

Dennis P. Lockhart	Professor, Georgetown University, Washington D.C.

Mr. Lockhart is a professor of International Business at Georgetown University. He was previously Managing Partner of Zephyr Management L.P., an international private equity investment fund sponsor/manager headquartered in New York. He remains a partner in this firm. He is also (non-executive) Chairman of the Small Enterprise Assistance Funds (SEAF),a not-for-profit operator of emerging markets venture capital funds focused on the small and mid-sized company sector. He is a director of CapitalSource Inc. (NYSE) and SMELoan Asia/Maveo Systems (private, Hong Kong based). In 2002 and 2003 he was an Adjunct Professor at the Johns Hopkins University School of Advanced International Studies. From 1988 to 2001, he was President of Heller International Group Inc., a non-bank corporate and commercial finance company operating in 20 countries, and a director of the group’s parent, Heller Financial Inc. From 1971 to 1988 he held a variety of international and domestic positions at Citibank/Citicorp (now Citigroup) including assignments in Lebanon, Saudi Arabia, Greece, Iran and the bank’s Latin American group in New York. In 1999, he was Chairman of the Advisory Committee of the U.S. Export Import Bank. He is a graduate of Stanford University and The John Hopkins University School of Advanced International Studies. He also attended the Senior Executive Program at the Sloan School of Management, Massachusetts Institute of Technology. Mr. Lockhart is an independent member of our board of directors.

Milton J. Carlson	Investor, Kalispell, Montana

Mr. Carlson is retired as the former corporate secretary of Union Sugar Company, a unit of Sara Lee Corporation. Since 1989, Mr. Carlson has been a principal in Earthsong Corporation, which, in part, consults on environmental matters and performs environmental audits for government agencies and public and private concerns. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver. Mr. Carlson is an independent member of our Board of Directors.

Loren J. Miller, CPA	Treasurer and CFO, Jankovich Company, San Pedro, California

Mr. Miller has served in a treasury and other senior financial capacities at the Jankovich Company since 1994. Prior to that he served successively as vice president and chief financial officer of Hershey Oil Corporation from 1987 to 1990 and Mock Resources from 1991 to 1992. Prior to that he was vice president and general manager of Tosco Production Finance Corporation from 1975 to 1986 and was a senior auditor the accounting firm of Touche Ross & Company from 1968 to 1973. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and a M.B.A. in finance from the University of Southern California. He is chairman of our audit committee. Mr. Miller is an independent member of our board of directors.

C. Chase Hoffman	Owner, Hoffman Farms Tulare, California

Since 1965 Mr. Hoffman has owned and operated a milk cow dairy and farmed 4,000 acres of land. Additionally, he has been a commercial and residential land developer in California and Hawaii since 1978. From 1973 to 1978 he was a senior vice president and general manager for Knudsen for the State of California. Mr. Hoffman also sits as a director for three companies whose shares are listed on the Canadian Venture Exchange: Seine River Resources, Inc., Vancouver, British Columbia, with California gold operations and Guatemala oil properties; International Powerhouse Energy Corporation, a British Columbia, Canada, hydroelectric project; and Sea Breeze Energy, a British Columbia wind energy company. He is a graduate of Stanford University with a degree in Economics and Business Administration from Graduate School of Business. He is chairman of our personnel and compensation committee. Mr. Hoffman is an independent member of our board of directors.

Harold J. Noyes	Director, President of Select Resources Corporation, a wholly owned subsidiary of Tri-Valley Corporation, Director of Tri-Valley Corporation, Director of Tri-Western Resources, LLC

Since January 2005 he has been president of Select Resources Corporation, a newly formed wholly owned subsidiary of Tri-Valley Corporation. Prior to that he was the president of H.J. Noyes and Associates, Inc., a firm that provides consulting and business development services to the minerals industry. Dr. Noyes served two years as a senior program manager with Pacific Northwest National Laboratory. He served October 2001 through October 2002 as vice president, marketing and business development for Blake Street Investments, Inc., a money management and investment advisory firm. From 1997 to 2000 he was president of North Star Exploration, Inc. He was manager, resource development for Alaska’s largest native corporation, Doyon Limited, from 1983 to 1997. He previously served in various capacities for Conoco, Minatome Corporation, Anaconda Copper Company, and Westinghouse Electric Corporation from 1975 to 1983. Dr. Noyes graduated from the University of Minnesota Magna Cum Laude in geology and took his Ph.D. in geology and geochemistry at the Massachusetts Institute of Technology. Later he earned a Masters in Business Administration at the University of Chicago. In 2004, Mr. Noyes was an independent member of our board of directors.

Henry Lowenstein	Director, Dean, School of Business and Public Administration, California State University, Bakersfield

Dr. Lowenstein has had a full career in business, public administration and academe having served in such business positions as vice president and Director of Education for Dominion Bankshares Corporation, Director of Corporate Education for Kemper Group Insurance/Financial Services, executive vice president of American Furniture, Inc. He served in the U.S. Office of Management and Budget and the executive office of the President of the U.S. His many posts in academe include instructor, assistant professor and professor of Management, Chairman, Divisions of Business and Economics and Public Administration for several universities, to his present Deanship and professor of Management at Cal State University, Bakersfield. He is the Vice Chair/Chair Elect of the California State University Association of Business Deans. A graduate of Virginia Commonwealth University, he holds an MBA from The George Washington University and a Ph.D. from University of Illinois. Dr. Lowenstein was appointed to the board of directors in August of 2005 and is an independent member of our board of directors.

Board of Directors' Meetings and Committees

During 2004, the board of directors held 7 meetings. All directors attended 100% of the meetings.

Compensation Committee

The Compensation Committee makes recommendations to the board of directors regarding the compensation of the executive officers of the corporation and its subsidiaries. It is composed of two independent directors -C. Chase Hoffman (Chair) and Harold J. Noyes.

The compensation committee met 2 times during 2004. Each member attended all committee meetings in 2004.

Compensation Committee Report

Mr. Blystone’s compensation is paid pursuant to the provisions of his employment contract, which had a primary period ending in December 2002 and which is extendable for three consecutive annual periods through December 2005. The base salary amount is $99,000 per year plus 5,000 shares of our common stock at the end of each year of service. Mr. Blystone is also entitled to a bonus (not to exceed $25,000) equal to 10% of net operating cash flow before taxes, including interest income and excluding debt service. Mr. Blystone is also entitled to a bonus of 4% of the company's annual net after-tax income. The total of the bonuses from cash flow and net income may not exceed $50,000 per year.

Because of the relatively small size of the staff of Tri-Valley, which permits the board and compensation committee to evaluate the performance of Mr. Blystone and the remaining officers in detail, the compensation committee has not adopted quantitative performance measures to review performance, award bonuses and adjust compensation, other than those contained in Mr. Blystone’s employment contract and noted in the preceding paragraph. Based on the performance of Tri-Valley in 2004, the board awarded Mr. Blystone a $25,000 bonus that is permitted under his contract. In making this award, the board and compensation committee considered not only Mr. Blystone’s performance during 2004 but also his continued dedication to the company over the past several years.

The employment agreement also provides a severance payment to Mr. Blystone if he is terminated within 12 months after a sale of control of Tri-Valley. The severance payment equals $150,000. In addition, Mr. Blystone is entitled to a bonus equal to 10% of net operating cash flow before taxes, including interest income and excluding debt service, plus 4% of the company's annual net after-tax income, up to a maximum of $50,000 (with the maximum amount pro-rated over the period for which the payment is made). For purposes of the severance provision, a sale of control is deemed to be the sale of ownership of 30% of our outstanding stock or the acquisition by one person of enough stock to appoint a majority of the board of directors of Tri-Valley.

C. Chase Hoffman, Chair
Harold J. Noyes,
Tri-Valley Corporation Compensation Committee

Audit Committee

The audit committee provides an open avenue of communication between our independent auditor, the company officers and the board of directors. The committee operates under a charter that sets forth the committee’s tasks. The chief duties of the committee are:

•	Assure the independence and objectivity of the auditing firm.
•	Review and coordinate the auditing responsibilities with the auditor and chief financial officer.
•	Review the adequacy of internal accounting controls.
•	Inquire about significant risks and about management’s actions to minimize risks.
•	Review significant audit findings and any difficulties encountered in conducting the audit.

A copy of the Audit Committee Charter is included with this proxy statement as Exhibit A.

The audit committee is composed of three independent members of the board of directors - Loren J. Miller, Chair, Dennis P. Lockhart, and Milton J Carlson. The audit committee met five times during 2004. Mr. Miller and Mr. Carlson attended all five committee meetings in 2004. Mr. Lockhart attended four.

Audit Committee Report

The audit committee has reviewed and discussed the audited financial statements with management as well as our independent public accountants. The audit committee has received from the independent accountants a formal written statement regarding the auditors’ independence and has discussed with the independent accountant matters relating to their independence. The audit committee members have satisfied themselves as to the auditors’ independence. The audit committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of our financial statements.

The audit committee has recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for 2004 for filing with the Securities and Exchange Commission.

Loren J. Miller, Chair
Milton J. Carlson
Dennis P. Lockhart
Tri-Valley Corporation Audit Committee

Compensation of Directors

We compensate non-employee directors for their service on the board of directors. The following tables sets forth information regarding the cash compensation paid to outside directors in 2004.

(a)	(b)	(c)

Name	Fees	Restricted Shares

Harold J. Noyes	$5,650	4,000
Milton Carlson	$6,600	4,000
Dennis P. Lockhart	$6,350	4,000
Loren J. Miller	$7,000	4,000
C. Chase Hoffman	$6,050	4,000

Executive Compensation

The following table summarizes the compensation of the president, F. Lynn Blystone, for the fiscal years ended December 31, 2004, 2003, and 2002.

		Annual Compensation
(a)	(b)	(c)	(d)
	Period		Other
Name	Covered	Salary	Compensation

F. Lynn Blystone,	2004	$108,900)	$25,000
CEO	2003	$99,000)	$50,000
	2002	$99,000)	$50,000

No Options Were Granted in 2004

In 2004 we awarded 20,000 restricted stock shares to five outside directors. We did not grant any stock options to our officers or outside directors.

Aggregated 2004 Option Exercises and Year-End Values

The following table summarizes the number and value of all unexercised stock options held by the Named Officer and the Directors at the end of 2004.

( a )	(b)	(c)	(d)	(e)
			Number of Securities	Value of Unexercised In-
			Underlying Unexercised	The-Money Options/SARs
			Options/SARs at FY-End (#)	at FY-End ($)*
	Shares Acquired	Value
Name	On Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

F. Lynn Blystone	17,000	$41,970	857,600/0	$9,414,148/0
C. Chase Hoffman	200,000	$1,049,000
Loren J. Miller	220,000	$1,324,500	50,000/0	$490,000/0

*Based on a fair market value of $12.23 per share, which was the closing bid price of our common stock on the American Stock Exchange on December 31, 2004.

Performance Graph

The following graph compares the cumulative total return of Tri-Valley’s common stock during the last five years with the DJ US Exploration Index and the Russell 2000 stock index, which includes Tri-Valley Corporation, during the same period. The graph shows the value of $100 invested in Tri-Valley’s Common Stock or the indices as of the end of December for the last five years, adjusted for any stock splits and assuming the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

[Missing Graphic Reference]

Total Return Analysis
	1999	2000	2001	2002	2003	2004
Tri-Valley Corporation	100	108	107	93	293	815
DJ US Exploration Index	100	160	147	150	196	279
Russell 2000 Stock Index	100	97	98	77	112	131

Audit Fees

The aggregate fees billed or expected to be billed by Brown Armstrong for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2004, and for the reviews of the financial statements included in our quarterly reports on Form 10-Q for that fiscal year are $50,833. A representative of Brown Armstrong Accountancy Corporation will attend the annual meeting to answer questions.

All Other Fees

The aggregate fees billed by Brown Armstrong during 2004 for professional services other than the audit fees described above are $19,575. These services included tax preparation and services relating to SEC reporting requirements, in addition to the audit work.

Proposal 2: ADOPTION OF THE 2005 INCENTIVE STOCK OPTION PLAN
General

Our directors have established the Tri-Valley 2005 Incentive Stock Option Plan (the “Option Plan”), subject to approval by the stockholders. The purpose of the Option Plan is to advance the interests of Tri-Valley, our subsidiaries and our stockholders by affording certain employees, officers, directors, and key consultants an opportunity to acquire or increase their proprietary interests in our company. The objective of the issuance of stock options, restricted stock and stock purchase rights under the Option Plan is to promote our growth and profitability because the grantees will have an additional incentive to achieve our objectives through participation in our success and growth and by encouraging their continued association with or services to us. The following is an explanation of the material features of the Option Plan, which is qualified in its entirety by reference to the complete provisions of the Option Plan, which is attached to this proxy statement as Exhibit B.

If the Option Plan is adopted by the stockholders, the board of directors intends to abandon our existing plan, the 1999 Stock Option Plan. The 1999 Stock Option Plan authorized the grant of up to 3,000,000 options, almost all of which have been granted. The new Option Plan will authorize the grant of up to 1,125,000 shares of common stock, which is equal to approximately 5% of our currently issued and outstanding common stock.

Common Stock Subject to the Option Plan

The current maximum number of shares of common stock that may be issued under the Option Plan is 1,125,000, plus all shares remaining available for issuance under the 1999 Stock Option Plan on the date of the adoption of this Option Plan by the shareholders. If, after the effective date of the Option Plan, any shares covered by an award granted under the Option Plan or by an award granted under a predecessor plan, or to which such an award or predecessor plan award relates, are forfeited, or if an award or predecessor plan award otherwise terminates without the delivery of shares or of other consideration, then the shares covered by such award or predecessor plan award, or to which such award or predecessor plan award relates, or the number of shares otherwise counted against the aggregate number of shares available under the Option Plan with respect to such award or predecessor plan award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting awards under the Option Plan. Options for no more than 1,250,000 shares may be granted in any year. We may use either authorized and unissued shares or treasury shares to fulfill option awards, subject to adjustment in accordance with anti-dilution provisions contained in the Option Plan. All shares of common stock subject to the Option Plan may be issued in any combination of Incentive Stock Options, as defined within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“ISOs”), nonstatutory stock options, restricted stock or stock purchase rights.

Term of the Option Plan

The term of the Option Plan is 10 years, or until September 30, 2015, unless terminated earlier as provided in the Option Plan. If our shareholders fail to approve the Option Plan within one year of its adoption by our directors, any ISOs granted under the Option Plan will become non-statutory options. However, American Stock Exchange rules require that our shareholders approve the plan before any options may be issued under it. No ISO may be granted more than ten years after October 1, 2005. The Option Plan may be abandoned or terminated at any time by the our directors, except with respect to options, restricted stock or stock purchase rights then outstanding under the Option Plan.

Eligibility

All of our directors, officers, employees, including but not limited to executive personnel, as well as our key consultants and advisors, are eligible to be granted options under the Option Plan.

Administration of the Option Plan

The Option Plan shall be administered either by the board of directors or by a committee consisting of at least two directors appointed by the board of directors (in either case, the “Administrator”); provided, however, that with respect to any options, restricted stock or stock purchase rights granted to an individual who is subject to the provisions of Section 16 of the Exchange Act, the Administrator shall consist of at least two directors (who need not be members of the Administrator with respect to grants to any other individuals) who are non-employee directors, and all authority and discretion shall be exercised by such non-employee directors. The Administrator selects the individuals to whom options, restricted stock or stock purchase rights are to be granted, the number of shares to be granted and any other terms and conditions specified under the Option Plan, including, but not limited to, the exercise price, the times at which options or stock purchase rights shall become vested, the times at which options or stock purchase rights shall become exercisable and the duration of the exercise periods.

Terms of Options

The exercise price of each option issued under the Option Plan shall be determined by the administrator and shall not be less than fair market value of the common stock as of the date the option is granted; provided, however, that the exercise price of an ISO granted to any person owning at least 10% of the total combined voting power of all classes of stock of Tri-Valley or any of its parents or subsidiaries shall not be less than 110% of the fair market value on the date the option is granted. The exercise period of each option shall be determined by the Administrator; provided, however, that an ISO shall not be exercisable after the expiration of ten years from the date of the option grant. In addition, except in the case of death or disability, no option granted to an individual who is subject to the provisions of Section 16 of the Exchange Act may be exercisable prior to the expiration of six months from the date of the option grant.

In the case of ISOs, the fair market value of stock with respect to which ISOs are exercisable for the first time during any calendar year by any participant in the Option Plan may not exceed $100,000, such value being determined at the time the options are granted, as provided by the terms of Section 422 of the Internal Revenue Code. To the extent the value of the underlying stock (determined in accordance with the previous sentence) exceeds $100,000, such excess options shall be treated as nonstatutory stock options.

After an option becomes exercisable, it may be exercised at any time as to any or all full shares that have become purchasable under the terms of the option. The exercise price of options granted under the Option Plan may be made in whole or in part through the surrender of previously held shares of common stock at the fair market value thereof or through the authorization to withhold shares of stock otherwise issuable upon exercise of the option.

No option shall be transferable other than by will or the laws of descent and distribution, or in the case of non-incentive stock options, pursuant to a Qualified Domestic Relations Order, and no option shall be transferable by an individual who is subject to the provisions of Section 16 of the Exchange Act prior to stockholder approval of the Option Plan. The Administrator shall have the power to specify with respect to each grant of options the effect upon such grantee’s rights of the termination of such grantee’s employment or services with Tri-Valley and the Administrator may determine at the time of grant that such options shall become exercisable on an accelerated basis following a change of control with respect to Tri-Valley. Nothing in the Option Plan shall confer on any person any right to continue in the employ of Tri-Valley or any of our subsidiaries or shall interfere in any way with the right of Tri-Valley or any of our subsidiaries to terminate such person’s employment at any time.

Terms of Restricted Stock

Until any restrictions upon restricted stock awarded to a grantee under the Option Plan have lapsed, such shares shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the grantee. The Administrator shall have the power to specify with respect to each award of restricted stock the effect upon such grantee’s rights of the termination of such grantee’s employment with Tri-Valley. The Administrator may determine at the time of award that such restricted stock shall become fully vested following a change of control with respect to the Tri-Valley.

Terms of Stock Purchase Rights

Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Option Plan and/or cash awards made outside the Option Plan, the terms of which are determined at the discretion of the Administrator. The Restricted Stock Purchase Agreement shall grant Tri-Valley a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with Tri-Valley for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to Tri-Valley. The repurchase option shall lapse at a rate determined by the Administrator. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent.

Federal Tax Consequences of Options

Under current federal income tax laws, options granted under the Option Plan will generally have the following consequences. The holder of a nonstatutory stock option recognizes no income for federal income tax purposes upon the grant of such option, and Tri-Valley, therefore, receives no deduction at such time. At the time of exercise, however, the grantee generally will recognize income, taxable at ordinary income, to the extent that the fair market value of the shares received on the exercise date exceeds the nonstatutory stock option exercise price. Tri-Valley will be entitled to a corresponding deduction for federal income tax purposes in the year in which the nonstatutory stock option is exercised so long as either Section 162(m) is inapplicable or its requirements are met. If the shares are held for at least one year and one day after exercise, long-term capital gain will be realized upon disposition of such shares to the extent the amount realized on such disposition exceeds their fair market value as of the exercise date.

If a grantee is awarded an ISO, no income will be recognized for federal income tax purposes at the time of grant or exercise, and Tri-Valley will therefore, not receive any corresponding deduction. The excess of fair market value of the shares of common stock received at the date of exercise over the exercise price will become an item of tax preference for the grantee for purposes of the grantee’s alternative minimum tax in the year of exercise, however. The grantee will be subject to federal income tax when the grantee sells the shares acquired upon the exercise of the ISO. If the grantee holds the shares for more than two years from the date of grant and more than one year from the date the shares were transferred to that person, any gain will be taxed as long-term capital gain. Tri-Valley will not be entitled to any deduction for federal income tax purposes as to any amount taxed as long-term capital gain in connection with the sale of shares acquired upon the exercise of an ISO. Tri-Valley will, however, be entitled to a corresponding deduction for federal income tax purposes for any amount taxed as ordinary income.

Amendment of the Option Plan

The board of directors may at any time terminate the Option Plan, and may at any time and in any respect amend the Option Plan; provided, however, that the board (unless its actions are approved or ratified by our stockholders within twelve months of the date that the board amends the Option Plan) may not amend the Option Plan to (i) increase the total number of shares of common stock issuable pursuant to ISOs under the Option Plan or materially increase the number of shares of common stock subject to the Option Plan; (ii) change the class of employees eligible to receive ISOs that may participate in the Option Plan or materially change the class of person that may participate in the Option Plan; or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan. No termination, amendment or modification of the Option Plan shall adversely affect options, stock purchase rights or restricted stock then outstanding under the Option Plan without the consent of the grantee or his legal representative.

Required Vote; Recommendation

As required by the rules of the American Stock Exchange, the affirmative vote of the majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the approval of the Option Plan. With respect to this vote, abstentions will have the effect of a “no” vote and broker non-votes will have no effect on the vote.

THE BOARD HAS UNANIMOUSLY APPROVED THE PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY SIGNED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE PLAN.

Proposal 3: OTHER MATTERS
At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than those items previously discussed. The proxy being solicited by the board of directors provides authority for the proxy holder, F. Lynn Blystone, to use his discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.

OTHER INFORMATION

Outside Auditors

Under new rules promulgated under the Sarbanes-Oxley Act of 2002, shareholders no longer ratify the selection of our outside auditing firm, which is now selected by the audit committee of the board of directors. Our financial statements for the years ended December 31, 2004 and 2003, have been audited by Brown Armstrong Paulden McCown Starbuck and Keeter Accountancy Corporation. A representative of the independent accountants will attend the meeting, have the opportunity to make a statement if they desire to do so, and be available to answer questions.

Annual Report

Our Annual Report on Form 10-K for the year ended December 31, 2004, which contains our audited financial statements dated December 31, 2004 and 2003, was mailed previously to shareholders.

Section 16(a) Beneficial Ownership Reporting Requirement

Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require our directors, certain officers, and greater than 10 percent shareholders to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of all such reports they file. Based solely upon a review of the copies of the forms furnished to us, or written representations from certain reporting persons that no reports were required, we believe that no person failed to file required reports on a timely basis during or in respect of 2004.

Where to Obtain Additional Information

You may obtain, free of charge, a copy of our Annual Report or Form 10-K for the year ended December 31, 2004 (including the financial statements and schedules thereto) filed with the Securities and Exchange Commission by writing to Tri-Valley's Secretary at 5555 Business Park South, Suite 200, Bakersfield, California 93309; telephone 661-864-0500.

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, N.W., Washington, D.C. 20549. Our common stock is traded under the symbol "TIV." We use the calendar year as our fiscal year.

Proposals by Shareholders - 2006

Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2006 annual shareholders meeting must be received by our corporate secretary no later than April 22, 2006.

Other Matters

No proposals have been received from shareholders for inclusion in the proxy statement or action at the 2005 annual meeting. We do not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

Date:  August 22, 2005    By Order of the Board of Directors,

______________________________
F. Lynn Blystone
President and Chief Executive Officer
TRI-VALLEY CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints F. Lynn Blystone and Loren Miller as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tri-Valley Corporation held on record by the undersigned on August 12, 2005, at the Annual Meeting of Shareholders to be held in the Four Seasons Biltmore Hotel, 1260 Channel Drive, Santa Barbara, California 93108, on October 10, 2005, at 10:00 A.M. (P.D.T.).

1. ELECTION OF DIRECTORS or any adjournment thereof.
FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).

(To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

F. L. Blystone  M. J. Carlson  C. C. Hoffman
D. P. Lockhart  Henry Lowenstein L. J. Miller
H. J. Noyes

2. Adoption of the 2005 incentive stock option plan.

For Against Abstain
  ---- ---- ----

3. To transact such other business as may properly come before the Annual
Meeting and any adjournments thereof.

For Against Abstain
  ---- ---- ----

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 - 3.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on October 8, 2005, will not be voted upon unless the shareholders are present to vote their shares.

Dated:
---------------------------

(Please mark, sign, date and return the Proxy Card promptly.)

--------------------------------------  --------------------------------------
Signature     Signature if held jointly

EXHIBIT A

Tri-Valley Corporation

Charter of the Audit Committee

Organization

The audit committee of the board of directors shall consist of at least three independent directors who are generally knowledgeable in financial and auditing matters. The committee shall include at least one member with accounting or related financial management expertise, who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K of the U.S. Securities and Exchange Commission. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member’s independence, including the rules of the Securities and Exchange Commission and the American Stock Exchange. The chairperson shall be appointed by the full board.

Statement of Policy

The audit committee assists the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. It is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal accounting staff, and the financial management of the corporation.

Relationship with Auditors

The audit committee is responsible for the engagement, supervision, compensation and termination of the company’s independent auditors. The independent auditors shall report directly to the audit committee. The audit committee is responsible for determining the independence of the company’s outside auditor and must approve in advance, all audit and non-audit services provided by the outside auditor.

Relationship with Management

The audit committee consults with management to review critical accounting policies and alternative accounting treatment of financial reporting issues. In the event of a dispute between management and the company’s independent auditors over accounting and financial reporting, the audit committee will resolve disputes after consulting with both management and the independent auditors.

Relationship with the Board of Directors

The audit committee regularly reports to the full board on internal auditing, the performance of the auditors, and all significant accounting and financial reporting issues. Members of the audit committee are not, however, expected to bear greater responsibility or liability for assuring compliance with accounting rules and federal and state securities laws than other members of the board of directors.

Authority

In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention, with full power to retain and compensate outside counsel or other experts for this purpose. The company must sufficiently fund the audit committee to discharge its duties, including retention of experts.

Specific Responsibilities

The committee has the following specific responsibilities:

Review of Documents and Reports

1.	At the completion of the annual audit, review with management and the independent auditor the following:

-
The annual financial statements and related footnotes and financial information to be included in the company’s annual report to shareholders on Form 10-K including: (i) the selection and disclosure of all critical accounting policies and practices used; (ii) any required management certifications; and (iii) any certification, report, opinion or review rendered by the independent auditor.

-	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

-
Significant developments in accounting guidelines, policies and procedures including any changes in generally accepted accounting principles which may impact the company’s accounting policies or financial results.

-
Other communications as required to be communicated by the independent auditor by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditor concerning their judgment about the quality of the company’s accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management’s representation concerning audit adjustments.

If deemed appropriate after such review and discussion, the committee shall recommend to the board that the financial statements be included in the company’s annual report on Form 10-K.

2.	After preparation by management and review by independent auditor, approve the report required under SEC rules to be included in the company’s annual proxy statement.

3.	Review and reassess the adequacy of the audit committee charter on an annual basis. The audit committee charter is to be published as an appendix to the proxy statement every three years.

4.
Review with the company’s management and the independent auditor prior to filing the company’s interim financial information, earnings press release and the financials information contained in the company’s quarterly reports on Form 10-Q, including: (i) the selection, application and disclosure of the critical accounting policies and practices used; and (ii) any management certifications related thereto. The chairperson may represent the committee for purposes of review.

5.
Review with the company’s management and the independent auditor all significant accounting and reporting principles, practices and procedures applied by the company in preparing its financial statements. Discuss with the independent auditor their judgments about the quality, not just the acceptability, of the company’s accounting principles used in financial reporting.

6.
Review any reports submitted by the independent auditor, including a report, if prepared, relating to: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

7.
Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company’s internal controls.

8.
Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from legal counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

Control Process

8.
Review with the company’s management and the independent auditor the company’s accounting and financial reporting controls. Obtain annually in writing from the independent auditor their letter as to the adequacy of such controls.

9.
Require that the independent auditor will advise management and the committee, through its chairperson, of any matters identified through the procedures followed for interim quarterly financial statements that may adversely affect the quality or the acceptability of the quarterly financial reports. This notification is required under standards for communication with audit committees regarding the effect on quality for significant events, transactions, and changes in accounting estimates, is to be made prior to the related press release or, if not practicable, prior to filing Form 10-Q with the SEC.

10.
Meet with management and the independent auditor to discuss any relevant significant recommendations that the independent auditor may have, particularly those characterized as “material” or “serious”. Typically, such recommendations will be presented by the independent auditor in the form of a letter of comments and recommendations to the committee. The committee should review responses of management to the letter of comments and recommendations from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

11.
Discuss the independent auditor the quality of the company’s financial and accounting personnel. Also elicit the comments of management regarding the responsiveness of the independent auditor to the company’s needs.

Internal Audit

12.
Review with the company’s management the annual internal audit plan; any significant findings during the year and management’s responses thereto; and the effectiveness and adequacy of the internal audit function.

13.
Review with the company’s management and the independent auditor significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditor and whether there have been any disagreements with management which is not satisfactorily resolved, would have caused them to issue a nonstandard report on the company’s financial statements.

External Audit

14.
Pre-approve in accordance with applicable law (including SEC and American Stock Exchange rules) all audit and permissible non-audit services provided to the Company by the independent auditor. The committee may delegate this responsibility to one or more members of the committee.

15.
Review the scope and general extent of the independent auditor’s annual audit. The committee’s review should include an explanation from the independent auditor of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent auditor should confirm to the committee that no limitations have been placed on the scope or nature of their audit procedures.

16.
At least annually, obtain and review a report by the independent auditor describing: (i) the independent auditor’s internal quality control procedures: (ii) any material issues raised by the most recent internal quality control review, or peer review, of the registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accounting firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the company (to assess the independent auditor’s independence).

17.
Inquire as to the independence of the independent auditor and obtain from the independent auditor, at least annually, a formal written statement delineating all relationships and services between the independent auditor and the company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee.

18.
Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

19.	Review any reports submitted to the committee by the independent auditor.

Compliance

20.
As the committee may deem appropriate, obtain, weigh and consider expert advice as to audit committee related rules of the American Stock Exchange, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

21.
Review with management and the independent auditor the methods used to establish and monitor the company’s policies with respect to unethical or illegal activities by company employees that may have a material impact on the financial statements.

22.
Establish procedures for: (i) the receipt, retention and treatment of complaints received by the listed issuer regarding accounting, internal accounting control, or auditing matters; and (ii) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters in compliance with applicable law, including SEC rules.

23.
Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standard of conduct, as required by the code of conduct policy adopted by the board and any other policies of the company governing the integrity and conduct of management which the board determines should be overseen by the committee. This code of conduct will be applicable to all directors, officers and employees and shall be made publicly available in accordance with SEC and American Stock Exchange rules.

Other Responsibilities

24.	Make reports and recommendations to the board on matters within the scope of the committee’s functions.

25.
Review and reassess the adequacy of this charter annually and recommend any proposed changes to the board for approval. This should be done in compliance with applicable SEC and American Stock Exchange audit committee requirements.

26.
Should the company receive an audit opinion that contains a going concern qualification, the committee will assure that the company makes a timely public announcement through the public news media disclosing the receipt of such qualification and provides the text of the public announcement to the appropriate American Stock Exchange department in accordance with American Stock Exchange rules.

27.	Review and approve, where appropriate, all related-party transaction as are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

28.	Engage independent counsel and other advisors, as the committee deems necessary or appropriate to carry out its duties, with funding provided by the company.

29.	Perform other activities related to this charter as requested by the board.

Audit Committee Checklist

The audit committee checklist delineates the committee’s specific responsibilities. The committee relies on expertise from management, the independent auditors and the corporate staff in carrying out its responsibilities. Management of the company is responsible to determine that the company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the company’s financial statements. It is not the audit committee’s duty to plan or conduct audits, to determine that the financial statements are complete, accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the company’s internal procedures or controls.

Audit Committee Checklist
		Qtr 1	Qtr 2	Qtr 3	Qtr 4	As Needed
1.
Meet 4 times per year or more frequently as circumstances require. Each meeting must include time for an executive session of the committee. The committee may invite members of management or others to attend parts of the meeting as necessary.
		X	X	X	X	X
2.	Prepare written agenda in consultation between the committee chairperson, management and the independent auditors.	X	X	X	X	X
3.	Provide open communications between the independent auditors, management and the board. Report committee actions to the board as the committee deems appropriate.					X
4.	Verify that at least one committee member qualifies as an “audit committee financial expert” under Item 401(h) of SEC regulation S-K.				X
5.	Verify the committee consists of a minimum of 3 independent directors, who are financially literate.				X
6.	Review and reassess the audit committee charter and update the audit committee checklist annually.				X
7.	Include copy of the committee charter as an appendix to the proxy statement at least once every 3 years.					X
8.	Appoint, approve the compensation of, and provide oversight of the independent auditor.	X	X	X	X
9.	Confirm annually the independence of the independent auditor.	X
10.	Quarterly review non-audit services provided by the independent auditor.	X	X	X	X
11.	Inquire of management and the independent auditor of significant risks or exposures and assess steps management has taken to minimize such risk to the company.					X
12.	Consider and review with the independent auditor:
	a. Adequacy of the company’s internal controls.			X
	b. Any related significant findings and recommendations of the independent auditor together with management’s responses.			X
13.	Review with the independent auditor and management any significant changes to GAAP policies or standards.			X
14.	Review with the independent auditors and management at the completion of the annual audit:
	a. The financial statements and accompanying notes.	X
	b. The auditors’ report.	X
	c. Any significant changes required in the audit plan.	X
	d. Any difficulties or disputes between the auditors and management encountered during the course of the audit.	X
	e. Other matters related to the conduct of the audit which are communicated to the committee under generally accepted accounting standards.	X
15.	Review with management and the auditors the company’s critical accounting policies.	X				X
16.	Review policies and procedures with respect to transactions between the company and its officers, directors and affiliates that are not a normal part of the company’s business.				X
17.	Review with management and the auditors:
	a. Any significant findings by auditors and management’s responses thereto.					X
	b. Any difficulties encountered in the course of audits, including any restrictions on the scope of their work or access to required information.					X
	c. Any changes required in planned scope of their audit.					X
18.	Review periodic reports of the company with management and the auditors prior to filing with the SEC.	X	X	X	X	X
19.
In connection with the review of periodic reports, review management’s disclosure to the committee of any deficiencies in disclosure controls or internal controls under Section 302 of the Sarbanes-Oxley Act.
		X	X	X	X
20.	Monitor as appropriate the standards adopted as a code of conduct for the company.					X
21.	Meet with the auditors in executive session to discuss any matters that the committee or auditor believe should be discussed privately with the audit committee.					X
22.	Meet with management in executive session to discuss any matters that the committee or auditor believe should be discussed privately with the audit committee.					X
23.
Review and make recommendations to the board of directors concerning any matters reported to the committee by the company’s legal counsel concerning material violations of securities law or breaches of fiduciary duty by the company, its officers, directors or employees.
X
24.
Provide for receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters, including providing for confidential and anonymous submissions by employees of the issuer to the chairperson of the committee regarding questionable accounting or auditing matters.
X

EXHIBIT B

2005 STOCK OPTION PLAN
Adopted as of October 1, 2005
TRI-VALLEY CORPORATION

2005 STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this 2005 Stock Option Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Exhibit A.

2. Stock Subject to the Plan. Subject to adjustment as provided in Section 12, the number of Shares available for granting Awards under the Plan shall be 1,125,000, plus all Shares remaining available for issuance under the Predecessor Plans on the date of the adoption of this Plan by the shareholders. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under a Predecessor Plan, or to which such an Award or Predecessor Plan award relates, are forfeited, or if an Award or Predecessor Plan award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or Predecessor Plan award, or to which such Award or Predecessor Plan award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or Predecessor Plan award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan. Notwithstanding the foregoing, the maximum number of Shares with respect to which Incentive Stock Options may be granted in any year shall be 1,125,000. Any Shares delivered pursuant to an award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

3. Administration of the Plan.

(a) Procedure.

(i) Administration. Other than as provided below, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(ii) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan. (iii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iv) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to institute an Option Exchange Program;

(vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix) to modify or amend each Option or Stock Purchase Right (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

4. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

5. Limitations.

(a) Incentive Option Limits. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) No Right to Employment. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

6. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective on October 1, 2005; provided, however, that to the extent that Awards are granted under the Plan before its approval by the shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent. The Plan shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

7. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives:

(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and

(ii) full payment for the Shares with respect to which the Option is exercised.

(b) Payment of Consideration. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

(c) Unexercised Portion of Option. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(d) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the date of the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

11. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company,

(i) the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, and

(ii) the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale.

(i) In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation").

(ii) For the purposes of this Section, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(iii) If the Successor Corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

13. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

19. Termination of Predecessor Plans. Upon approval of the Plan by the stockholders of the Company, the Predecessor Plans shall terminate, and no further awards or grants may be made under such Plans.

20. General Provisions.

(a) No Rights To Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Outside Director, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(c) No Limit on Other Compensation. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) Applicable Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

(e) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(f) No Trust Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(g) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(h) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

EXHIBIT A

DEFINITIONS

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under Delaware law U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c) “Award” means any Option or Stock Purchase Right or other award granted under this Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee of Directors appointed by the Board in accordance with Section 3 of the Plan.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Tri-Valley Corporation, a Delaware corporation.

(i) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(o) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(p) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(q) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(x) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(y) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right

(z) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Plan” means this 2005 Stock Option Plan.

(cc) “Predecessor Plan” means the Company's 2001 Stock Option Plan, Amended and Restated 1997 Stock Option Plan, Amended and restated 1996 Employee Stock Option Plan, Amended and Restated 1995 Employee Stock Option Plan, Amended and Restated 1994 Stock Option Plan, and the American Bingo 7 Gaming Corp. Stock Option Plan.

(dd) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

(ee) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(ff) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(gg) “Section 16(b)” means Section 16(b) of the Exchange Act.

(hh) “Service Provider” means an Employee, Director or Consultant.

(ii) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(jj) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 10 of the Plan, as evidenced by a Notice of Grant.

(kk) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.